UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): March 15, 2023

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, Emma McTague accepted an appointment by the Board of Directors (the “Board”) of Zurn Elkay Water Solutions Corporation (the “Company”) to become a director of the Company, effective immediately.
The Board determined that Ms. McTague will be an “independent” director under New York Stock Exchange listing standards. Ms. McTague will serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.
Ms. McTague, age 49, has served as the Senior Vice President and Chief Human Resources Officer of Oshkosh Corporation (“Oshkosh”) (NYSE: OSK), an industrial technology company and manufacturer that innovates purpose-built vehicles and equipment, since February 2021. Ms. McTague previously served as vice president of global human resources for Oshkosh’s Access segment from 2015 to 2021. Before joining Oshkosh, Ms. McTague worked with Hershey Foods as a senior director and at GE Water & Process Technologies in several human resources positions of increasing responsibility. Ms. McTague is a member of the Executive Advisory Board for West Virginia University’s Master of Science in Human Resource Management program.
The Board appointed Ms. McTague as a director due to her extensive experience managing human capital, executive compensation and benefits, including as chief human resources officer of a large public company.
Ms. McTague will participate in the Company’s outside director compensation program. Upon appointment to the Board, she received a grant of restricted stock units (“RSUs”) valued at approximately $130,000. The RSUs vested immediately on grant, but are not paid out until six months after leaving the Board.
A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item  9.01    Financial Statement and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 15, 2023

104	Cover Page Inline XBRL data embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 15th day of March, 2023.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/S/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President - General Counsel and Corporate Secretary
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